Commitments and Contingencies	12 Months Ended
Mar. 31, 2012
Product Warranties/Commitment and Contingencies [Abstract]
Commitments and Contingencies

13.  Commitments and Contingencies

The Company is involved from time to time in various legal proceedings and administrative actions related to the normal conduct of its business, including putative class action lawsuits and litigation concerning its products. Although it is impossible to predict the outcome of any pending legal proceeding, management believes that such proceedings and actions should not, except as it relates to asbestos, the Australian Securities and Investments Commission (“ASIC”) proceedings, the matters described in the Environmental and Legal section below and income taxes as described in these financial statements, individually or in the aggregate, have a material adverse effect on its consolidated financial position, results of operations or cash flows.

ASIC Proceedings

In February 2007, ASIC commenced civil proceedings in the Supreme Court of New South Wales against the Company, ABN 60 and ten then-present or former officers and directors of the James Hardie Group. While the subject matter of the allegations varied between individual defendants, the allegations against the Company were confined to alleged contraventions of provisions of the Australian Corporations Act/Law relating to continuous disclosure and engaging in misleading or deceptive conduct in respect of a security. The Company defended each of the allegations made by ASIC and the orders sought against it in the proceedings, as did the former directors and officers of the Company.

On 23 April 2009, the Supreme Court issued judgment against the Company and the ten former officers and directors of the Company.

All defendants other than two lodged appeals against the Supreme Court’s judgments, and ASIC responded by lodging cross appeals against the appellants. The appeals lodged by the former directors and officers were heard in April 2010 and the appeal lodged by the Company was heard in May 2010.

On 30 September 2010, the Company entered into agreements with third parties and subsequently received payment for US$10.3 million relating to the costs of the ASIC proceedings for certain former officers. These recoveries were reflected as a reduction to selling, general and administrative expenses for the year ended 31 March 2011. The Company notes that other recoveries may be available resulting from repayments by third parties, including former directors and officers, in accordance with the terms of their indemnities.

On 17 December 2010, the New South Wales Court of Appeal dismissed the Company’s appeal against the Supreme Court’s judgment and ASIC’s cross appeal and ordered that the Company pay 90% of the costs incurred by ASIC in respect of the Company’s appeal. The Court of Appeal also allowed the appeals brought by the non-executive directors, but dismissed ASIC’s related cross-appeals, and ordered ASIC to pay the non-executive directors costs of the proceedings and the appeals. The Court of Appeal allowed the appeals and cross appeals in respect of certain former officers in part and reserved certain matters for further submissions. On 6 May 2011, the Court of Appeal rendered judgment in the exoneration, penalty and cost matter for certain former officers in which it varied certain orders made at first instance and ordered that there be no order as to the costs of the appeals of the certain former officers and ASIC’s related cross-appeals.

The amount of the costs that the Company may be required to pay to ASIC following the Court of Appeal judgments is contingent on a number of factors. These include, without limitation, whether such costs (including the costs orders in ASIC’s favour against the Company in the first instance hearing, which orders were not disturbed by the Court of Appeal) are reasonable having regard to the issues pursued in the case by ASIC against the Company, the number of legal practitioners involved in such legal work and their applicable fee rates. In addition, the amount of costs is contingent on the associated legal work undertaken specifically in respect of those issues, since the Company is not liable for legal costs of a previous claim and related order that was withdrawn by ASIC in September 2008, the overlapping claims against other parties in the first instance or appeal proceedings or the successful interlocutory appeal by the Company against ASIC during the course of the first instance hearing.

ASIC has not notified the Company of the amount of costs that it has incurred in connection with the ASIC proceedings and any costs that may be asserted by ASIC in the future will be subject to third party review and may not represent the amount of costs the Company will ultimately be liable to pay. Accordingly, in light of the inherent uncertainty surrounding the amount of such costs, together with the unusual circumstances surrounding the ASIC proceedings, the Company is unable to estimate the additional loss or range of loss relating to the quantum of costs incurred by ASIC at this time. Therefore, the Company has not recorded any provision for these costs at 31 March 2012.

ASIC subsequently filed applications for special leave to the High Court appealing from the Court of Appeal judgment in favour of the former directors’ and former officers’ appeals. Two former officers also filed special leave applications to the High Court. The Company did not file application for special leave to the High Court. The High Court granted ASIC’s application for special leave on 13 May 2011. The High Court granted the special leave applications for one of the former officers, and the other former officer withdrew his application. Appeals brought by ASIC and the Company’s former directors and former officer were heard by the High Court over three days commencing 25 October 2011.

On 3 May 2012, the High Court upheld ASIC’s appeal and overturned the Court of Appeal’s decision in favour of the former non-executive directors and dismissed the former officer’s appeal against the Court of Appeal’s decision. The High Court did not render judgment on claims to be excused from liability, penalty and disqualification and on certain questions concerning costs. The High Court remitted these matters back to the Court of Appeal for further consideration. The Court of Appeal has not delivered judgment on these matters.

Due to the High Court’s decision to remit certain matters back to the Court of Appeal, further or different orders may be made with respect to the seven former non-executive directors and the former executive on issues such as liability, any banning orders, civil penalties payable, and as to the costs of the appeals and the first instance proceedings that the Company may become liable for under indemnities.

As with the first instance, Court of Appeal and High Court proceedings, the Company may pay a proportion of the costs of the continued proceedings involving the seven former non-executive directors and the former executive, with the remaining costs being met by third parties. We note that other recoveries may be available, including as a result of repayments by former directors and officers in accordance with the terms of their indemnities. As a result, it is not presently possible for the Company to estimate the amount of loss or range of loss, including costs that it might become liable to pay as a consequence of the continued proceedings involving the seven former non-executive directors and the former executive.

Losses and expenses arising from the ASIC proceedings could have a material adverse effect on the Company’s financial position, liquidity, results of operations and cash flows. It is the Company’s policy to expense legal costs as incurred.

Environmental and Legal

The operations of the Company, like those of other companies engaged in similar businesses, are subject to a number of laws and regulations on air and water quality, waste handling and disposal. The Company’s policy is to accrue for environmental costs when it is determined that it is probable that an obligation exists and the amount can be reasonably estimated.

The Company is involved from time to time as a defendant in certain legal proceedings and administrative actions related to general liability claims. The Company recognises a liability for unasserted and asserted claims in the period in which the loss becomes probable and estimable. The amount of loss is dependent on a number of factors including, without limitation, the specific facts and circumstances unique to each claim brought against the Company, the existence of any co-defendants involved in defending the claim, the solvency of such co-defendants (including the ability of such co-defendants to remain solvent until the related claim is ultimately resolved), the amount of loss estimated to be allocable to the Company in instances that involve co-defendants in defending the claim and whether the Company has access to third-party recoveries to cover a portion of the costs incurred in defending and settling such actions. Accordingly, the Company is unable to reasonably estimate a loss or range of loss in relation to some asserted claims brought against the Company at this time. Potential losses arising from both unasserted claims and asserted claims could in the future have a material adverse effect on the Company’s financial position, results of operations and cash flows.

Historically, the Company has had and continues to have access to third-party recoveries to cover a portion of the costs incurred in defending and settling such actions, subject to contractual limitations on amounts available for recovery from third parties. The Company records an asset related to estimated third-party recoveries that are available for reasonably estimable asserted claims. Although the Company has historically had access to recoveries from third-parties, the Company could in the future lose access to some or all third-party recoveries due to expiration of contractual rights or insolvency of such third-parties. In such circumstance, losses that arise in relation to claims that would otherwise have been defrayed by third-party recoveries could in the future have a material adverse effect on the Company’s financial position, results of operations and cash flows.

The Company also receives general liability claims for which third party recoveries are not available. In these instances, the Company recognises a loss for claims that are reasonably estimable.

For all claims, the Company adjusts its estimates based on new information as it becomes available and increases or decreases the related loss reserves and asset recoveries with a corresponding adjustment to selling, general and administrative expenses until each claim is ultimately settled.

The Company has made a provision for asserted and unasserted general liability claims that are reasonably estimable within Other Current and Other Non-current Liabilities, with a corresponding receivable for third-party recoveries being recognised within Accounts and Other Receivables at 31 March 2012.

Operating Leases

As the lessee, the Company principally enters into property, building and equipment leases. The following are future minimum lease payments for non-cancellable operating leases having a remaining term in excess of one year at 31 March 2012:

Years ending 31 March (Millions of US dollars):
2013	$18.4
2014	17.0
2015	15.8
2016	14.8
2017	6.2
Thereafter	18.1

Total	$90.3

Rental expense amounted to US$16.0 million, US$15.3 million and US$13.2 million for the years ended 31 March 2012, 2011 and 2010, respectively.

Capital Commitments

Commitments for the acquisition of plant and equipment and other purchase obligations contracted for but not recognised as liabilities and generally payable within one year, were US$0.7 million at 31 March 2012.